UNITED STATES SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                  April 3, 2006
                Date of Report (Date of earliest event reported)


                         American Spectrum Realty, Inc.
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             (Exact name of registrant as specified in its charter)


Maryland                           001-16785                         52-2258674
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(State or Other                   (Commission                   (I.R.S. Employer
Jurisdiction of                  File Number)                     Identification
incorporation)                                                              No.)


                5850 San Felipe, Suite 450, Houston, Texas 77057
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               (Address of principal executive offices) (Zip Code)


                                 (713) 706-6200
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              (Registrant's telephone number, including area code)

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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On April 3, 2006, American Spectrum Realty, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit      Description
-------      -----------

99.1         Press Release dated April 3, 2006

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  AMERICAN SPECTRUM REALTY, INC.

                                  By: /s/ William J. Carden
                                     -------------------------------------------
                                     Name:  William J. Carden
                                     Title: Chairman of the Board, President and
                                            Chief Executive Officer


Date:   April 3, 2006